                                                                     Exhibit 4.3

Number                                                                   Shares

RPM


INCORPORATED UNDER THE LAWS                   THIS CERTIFICATE IS TRANSFERABLE
OF THE STATE OF DELAWARE                      IN CLEVELAND, OH OR NEW YORK, NY


                        [LOGO OF RPM INTERNATIONAL INC.]

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 749685 10 3



This Certifies that


is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF

RPM International Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the express terms and provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed in the office of the Secretary of State of Delaware. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar. Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.


Dated:                                                 RPM International Inc.

                   [CORPORATE SEAL OF RPM INTERNATIONAL INC.]

/s/ P. Kelly Tompkins                                   /s/ Frank C. Sullivan
SECRETARY                                               PRESIDENT

COUNTERSIGNED AND REGISTERED:

                               NATIONAL CITY BANK
                                 (CLEVELAND, OH)
                                                  TRANSFER AGENT AND REGISTRAR

BY:
                                                  AUTHORIZED SIGNATURE

                             RPM INTERNATIONAL INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                     UNIF TRANS MIN ACT-____ Custodian______
TEN ENT - as tenants by the entireties                               (Cust)         (Minor)
JT TEN      -as  joint tenants with right of                         under  Uniform  Transfers  to  Minors
            survivorship and not as tenants in                       Act_______
            common                                                      (State)

           Additional abbreviations may also be used though not in the above list.

                        --------------------------------


     The Corporation will mail to the holder of record of the shares represented by this certificate (without charge to the holder) within five days after receipt of written request therefor a copy of the express terms, if any, of the shares represented by this certificate and a copy of the express terms, if any, of the other class or classes and series of shares of stock, if any, which the Corporation is authorized to issue. Any such request should be addressed to the Secretary of the Corporation at 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.

For Value Received,                      hereby sell, assign and transfer unto
                    --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------

-----------------------------------



_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

___________________________________________________ of the  Shares  represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      --------------------------------------

                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                                         Signature(s) Guaranteed:

         This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between RPM International Inc. (as successor to RPM, Inc.) and National City Bank (as successor to Harris Trust and Savings Bank), dated as of April 28, 1999, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of RPM International Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, or may be evidenced by separate certificates and will no longer be evidenced by this Certificate. RPM International Inc. will mail to the holder of this Certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.